Exhibit 32

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications are being made to accompany the annual report on Form 10-K for the fiscal year ended July 31, 2008 for Donaldson Company, Inc.:

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, William M. Cook, Chief Executive Officer of Donaldson Company, Inc., certify that:

1.	The Annual Report on Form 10-K of Donaldson Company, Inc. for the fiscal year ended July 31, 2008 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Donaldson Company, Inc.

Date: September 26, 2008
William M. Cook Chief Executive Officer

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Thomas R. VerHage, Chief Financial Officer of Donaldson Company, Inc., certify that:

1.	The Annual Report on Form 10-K of Donaldson Company, Inc. for the fiscal year ended July 31, 2008 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Donaldson Company, Inc.

Date: September 26, 2008
Thomas R. VerHage Chief Financial Officer